Exhibit 10.16

ELECTRIC BOAT CORPORATION
A GENERAL DYNAMICS COMPANY
75 Eastern Point Road, Groton, Connecticut 06340-4989

CHANGES OR SUGGESTIONS OFFERING COST ECONOMY ARE SOLICITED

SUPPLIER NO: 774359 PO NUMBER:PPS160-042 SUPPLEMENT:001 ISSUE DATE: 11/20/06

KEN MEYERS
RANOR INC
PO BOX 458
BELLA DRIVE
WESTMINSTER MA 01473

PURCHASE ORDER NUMBER: PPS160-042 SUPP: 001

AUTHORIZED BY: W. SKINNER
TITLE:

******************************* PURCHASE ORDER ACKNOWLEDGEMENT *******************************

ACKNOWLEDGING YOUR RECEIPT AND ACCEPTANCE OF THIS ORDER

PLEASE SIGN AND RETURN THIS FORM TO: within (10) working days after receipt of order.

W. SKINNER

ELECTRIC BOAT CORPORATION
PO BOX 1047
GROTON CT. 06340

AUTHORIZING SIGNATURE [signature] TITLE Sales Engineer DATE 2-23-07

ELECTRIC BOAT CORPORATION
A GENERAL DYNAMICS COMPANY
75 Eastern Point Road, Groton, Connecticut 06340-4989

CHANGES OR SUGGESTIONS OFFERING COST ECONOMY ARE SOLICITED

PO NUMBER: PPS160-042

KEN MYERS
RANOR INC
PO BOX 458
BELLA DRIVE
WESTMINSTER MA 01473

PO DATE: 11/09/06
AUTHORIZATION: B. GERBUTAVI
TITLE: MGR.PURCH.
PRINT DATE: 11/09/06

RFQ NUMBER: S1210030

ADDRESS COMMUNICATIONS TO: E. TYNAN
PHONE: (860)433-7154
FAX: (860) 433-5033

FOB: ORG COLLECT
METHOD OF SHIPMENT: TRUCK TERMS OF PAYMENT: NET 30

CONDITIONS OF PURCHASE FORMING PART OF THIS ORDER ARE:
EB/NNS-NSSN (REV 1/99) AND EB S.C. 17-235 RE: Y2K WARRANTY
(Refer to http://www.gdeb.com under Suppliers, P.O. Information).
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xxxx PRODUCT PO xxxx

SELLERS CONTRACT DELIVERY COMMITMENT:
The Sellers contract delivery date is the date by which the material must be received at the shipping destination specified in this Purchase Order.

INSPECTION:
Material and/or services delivered under this order are subject to EB Corp. inspection at destination.

Government Source Insp:	REQUIRED	WESTMINSTER, MA
EB Source Inspection:	REQUIRED	WESTMINSTER, MA
Cognizant QA Dept:	320	

FIRM FIXED PRICE OF ORDER

$ xxxxxxxxx297,500.00

SELLER NOTES:

THIS PURCHASE ORDER AWARD IS FOR ONE (1) BOW DOME SHIPPING HANDLING FIXTURE.

AWARD IS BASED ON EB RFQ S1210030/ARIBA EVENT NO. EB-I547-081006.

PRESERVATION, PACKING AND PACKAGING REQUIREMENTS:
The use of masonite as a protective, sealing or packaging material is expressly prohibited. In addition, the use of plywood, cardboard or other similar materials that splinter, flake or crumble is prohibited as protective covering for openings on fittings, valves and components. CRES or aluminum sheet, .050 thickness or greater, or suitable plastic, is the only acceptable material for capping, sealing or protecting openings and machined surfaces unless otherwise approved by Electric Boat Corporation.

THE USE OF STYROFOAM PACKING IS PROHIBITED.
Except as noted above, the supplier's normal commercial preservation, packaging and packing shall be sufficient if it:

(1) Ensures acceptance by common carrier at lowest rate, and
(2) Affords protection against damage during shipment.

PACKING AND SHIPPING INSTRUCTIONS:
The minimum packaging and packing requirements of the referenced military or federal specifications or standards apply unless otherwise specified on this purchase order. All material supplied under this order must be identified. Mark each package container and packing list with our purchase order number, item number, and part number when designated on the order. If the sellers identification number is different from the number by which it was ordered, your packing list must cross-reference the numbers. Identical parts may be packaged separately and the package identified unless otherwise specified in the procurement specification. Your packing list must include identification for each item, group of items, or subassembly contained in each package, box or crate including loose or disassembled parts not identified as line items on this order.

Unless otherwise specified in the body of this order, if transportation is chargeable to buyer, material must be shipped collect via one of the freight carriers specified in S/C 17-75-2 which is currently in your possession.

Do not insure or declare value on any shipment except parcel post. Do not ship items(s) parcel post if value of individual shipment exceeds $200.00.

SHIP-TO LOCATIONS:

Vendor is to ship each line to the location specified at the PO item level. The full ship-to addresses are noted as follows:

QP=
Electric Boat Corporation
Quonset Point Facility
Bldg 16
North Kingstown, RI 02852

MY=
Electric Boat Corporation
75 Eastern Point Road
South Yard Dist Area
Groton, CT 06340

KR=
Electric Boat Corporation
350 Atomic Project Road
Ballston Spa, NY 12020

NN=
Newport News Shipbuilding
39th Street & Warwick Blvd.
Newport News, VA 23607

DT= other (see seller notes for address)

OVERSHIPMENTS:

Electric Boat Corporation does not allow for overshipments. Overshipments will not be accepted unless the supplier has received formal authorization from the buyer. We will not process any item for payment unless this procedure has been followed.

INVOICE INSTRUCTIONS

Invoices must include PO number, item number, and part number when designated on the order.

MAIL ALL INVOICES IN DUPLICATE TO:

ELECTRIC BOAT CORPORATION
D613 ACCOUNTS PAYABLE
P.O. BOX 949
GROTON CT 06340-0949

STATE SALES AND USE TAX:
See part number for taxable status. Our resale certificate 0564955-001 (X2251 for RI) is on file with you.

MERCURY CONTAMINATION PROHIBITED:

Functional mercury and mercury contamination prohibited notwithstanding any other provisions of this order or specifications referenced herein, material furnished by seller under this order shall not contain functional mercury unless specific written approval has been obtained from Electric Boat Corporation.

PRIORITY RATING:

This order is certified for National Defense use under DPAS. The priority rating is noted at the line item level. If a priority rating is indicated; you are required to follow the provisions under the Defense Priorities and Allocation System (DPAS), and all other applicable regulations and orders of the Bureau of Domestic Commerce (BDC) in obtaining products, material, and services needed to fill this order.

EARLY SHIPMENT CONTROL
Do not deliver material/equipment itemized on this order more than two weeks earlier than the contract delivery date(s) unless the item references;
BEST EFFORT (Indicator): YES at the line item level.
Unauthorized delivery more than two weeks prior to the contract delivery date(s), will result in the possible return of the material to your facility at your expense.

STRUCTURED SUPPLIER EXPEDITING:
This purchase order is subject to a Structured Expediting Program. The buyer will furnish each seller a monthly printout listing all open purchase orders. This monthly form will advise the seller of recent fluctuations within Electric Boats material needs schedule. It is the sellers responsiblity to support with material availability advising buyer where problems may exist. The seller will mark up the tab as necessary, sign acknowledging information transfer, and return to the buyer within five (5) working days of receipt.

** ASBESTOS WARNING **
ASBESTOS IS A HUMAN CARCINOGEN WHICH PRESENTS A HAZARD TO PERSONNEL HANDLING OR OTHERWISE WORKING WITH IT. ANY ASBESTOS OR ASBESTOS CONTAINING MATERIAL SUPPLIED ON THIS ORDER MUST BE ANNOTATED ON THE PACKING LIST AND MUST BE IDENTIFIED ACCORDINGLY WITH APPROPRIATE OSHA APPROVED LABELS OR TAGS TO INFORM ALL PERSONNEL WHO HANDLE OR WORK WITH THE MATERIAL OF THE POTENTIAL ASBESTOS HARZARD.

THE ITEMS LISTED ON THIS PURCHASE ORDER WILL BE SHIPPED VIA A GOVERNMENT BILL OF LADING FROM YOUR PLANT TO THE GOVERNMENT'S STORAGE FACILITY TO THE FOLLOWING ADDRESS.

CHEATHAM ANNEX FLEET INDUSTRIAL SUPPLY CENTER NORFOLK
108 SANDA AVE
WILLIAMSBURG VA 23187-8792

ATTENTION: WOODY SANDERS (757) 877-7150

PRIOR TO SHIPMENT OF MATERIAL, THE SELLER SHALL SUBMIT A COMPLETED DD250 FORM TO THE GOVERNMENT REPRESENTATIVE. THE GOVERNMENT REPRESENTATIVE SHALL SIGN THE DD250 FORM INDICATING INSPECTION AND ACCEPTANCE AT SOURCE. THE BUYER WILL FURNISH THE GOVERNMENT PRIME CONTRACT NUMBER FOR YOUR USE IN COMPLETION OF THE DD250 FORM.

THE DD250 FORM MUST BE INCLUDED WITH THE MATERIAL AT TIME OF SHIPMENT.

IN ADDITION TO NORMAL DISTRIBUTION, A COPY OF THIS FORM SHALL BE SENT TO:

ELECTRIC BOAT CORPORATION
EASTERN POINT ROAD
GROTON, CT 06340
ATTN: THE ELECTRIC BOAT CORPORATION BUYER
LISTED ON THE PURCHASE ORDER

EB STANDARD CLAUSE 12-4 CERTIFICATIONS OF CONFORMANCE
---

1 COPY CERTIFICATION OF CONFORMANCE THAT MATERIAL BEING FURNISHED IS IN ACCORDANCE WITH THE PURCHASE ORDER AND ALL INVOKED SPECIFICATIONS, DRAWINGS, AND REQUIREMENTS CONTAINED IN THIS PURCHASE ORDER. VERIFICATION OF CERTIFICATION OF CONFORMANCE DOCUMENTS SHALL BE SIGNED AND DATED BY THE SELLER'S AUTHORIZED REPRESENTATIVE. THE CERTIFICATION MUST BE FORWARDED WITH A COMPLETE OR PARTIAL SHIPMENT UNDER THIS ORDER. MATERIAL WILL BE REJECTED IF THE CERTIFICATION IS NOT RECEIVED. THE CERTIFICATION OF CONFORMANCE SHALL INCLUDE THE FOLLOWING STATEMENT (OR SIMILAR):

"MATERIALS SUPPLIED ARE IN FULL COMPLIANCE WITH THE REQUIREMENTS OF THE PURCHASE ORDER, INCLUDING INVOKED SPECIFICATIONS AND DRAWINGS."

CERTIFICATION SHALL BE ATTACHED TO THE PACKING LIST. WHERE MORE THAN ONE CONTAINER OR PACKAGE IS INCLUDED IN THE SHIPMENT, THE CERTIFICATION SHALL BE ATTACHED SECURELY TO OR PLACED IN ONE CONTAINER OR PACKAGE AND CLEARLY IDENTIFIED ON THE OUTSIDE.

CERTIFICATION OF CONFORMANCE SHALL INCLUDE A LIST OF ANY VIR'S

ELECTRIC BOAT CORPORATION
A GENERAL DYNAMICS COMPANY
75 Eastern Point Road, Groton, Connecticut 06340-4989

CHANGES OR SUGGESTIONS
OFFERING COST ECONOMY
ARE SOLICITED

SUBMITTED AGAINST THE ITEM(S) BEING CERTIFIED. THE LISTING SHALL BE PROVIDED SUBSTANTIALLY AS FOLLOWS:

VIR NO	DATE CLOSED	DISPOSITION
VN999-999	9/9/99	CONDITIONALLY APPROVED

==

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S/C 37-22 (1) - GSI MATERIAL REQUIRING GOVERNMENT ACCEPTANCE AT SOURCE

GOVERNMENT INSPECTION IS REQUIRED PRIOR TO SHIPMENT. DURING PERFORMANCE ON THIS ORDER, YOUR QUALITY CONTROL OR INSPECTION SYSTEM AND MANUFACTURING PROCESSES ARE SUBJECT TO REVIEW AND ANALYSIS BY AUTHORIZED GOVERNMENT REPRESENTATIVES. APPROPRIATE PLANNING FOR GOVERNMENT INSPECTION MUST BE ACCOMPLISHED.

ON RECEIPT OF THIS ORDER, PROMPTLY FURNISH A COPY TO THE GOVERNMENT REPRESENTATIVE WHO NORMALLY SERVICES YOUR PLANT OR, IF NONE, TO THE NEAREST ARMY, NAVY, AIR FORCE OR DEFENSE SUPPLY AGENCY INSPECTION OFFICE. IN THE EVENT THE REPRESENTATIVE OR OFFICE CANNOT BE LOCATED, OUR BUYER SHOULD BE NOTIFIED IMMEDIATELY.

SPECIAL INSTRUCTIONS WILL BE FORWARDED BY SEPARATE CORRESPONDENCE FROM THE SUPERVISOR OF SHIPBUILDING, CONVERSION AND REPAIR, USN, GROTON, CT, TO THE APPROPRIATE CONTRACT ADMINISTRATION SERVICES COMPONENT FOR THEIR USE CONCERNING THIS ORDER.

MATERIAL SHIPPED WITHOUT DOCUMENTATION OF THE REQUIRED GOVERNMENT SOURCE INSPECTION IS SUBJECT TO RETURN TO YOUR PLANT AT YOUR EXPENSE.

DD250 REQUIREMENTS:

THE ITEMS LISTED ON THIS PURCHASE ORDER WILL BE SHIPPED VIA A GOVERNMENT BILL OF LADING FROM YOUR PLANT TO THE GOVERNMENT'S STORAGE FACILITY (TO BE SPECIFIED AT A LATER DATE).

PRIOR TO SHIPMENT OF MATERIAL, THE SELLER SHALL SUBMIT A COMPLETED DD250 FORM TO THE GOVERNMENT REPRESENTATIVE. THE GOVERNMENT REPRESENTATIVE SHALL SIGN THE DD250 FORM INDICATING INSPECTION AND ACCEPTANCE AT SOURCE. THE BUYER WILL FURNISH THE GOVERNMENT PRIME CONTRACT NUMBER FOR YOUR USE IN COMPLETION OF THE DD250 FORM.

THE DD250 FORM MUST BE INCLUDED WITH THE MATERIAL AT TIME OF SHIPMENT.

IN ADDITION TO NORMAL DISTRIBUTION, A COPY OF THIS FORM SHALL BE SENT TO:

ELECTRIC BOAT CORPORATION
EASTERN POINT ROAD
GROTON, CT 06340
ATTN: THE ELECTRIC BOAT CORPORATION BUYER
LISTED ON THE PURCHASE ORDER

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S/C 53-7 (11) - PRESERVATION, PACKING & PACKAGING REQUIREMENTS

THE USE OF MASONITE AS A PROTECTIVE, SEALING OR PACKAGING MATERIAL IS EXPRESSLY PROHIBITED. IN ADDITION, THE USE OF PLYWOOD, CARDBOARD OR OTHER SIMILAR MATERIALS THAT WILL SPLINTER, FLAKE OR CRUMBLE IS PROHIBITED AS PROTECTIVE COVERING FOR OPENINGS ON FITTINGS, VALVES AND COMPONENTS. CRES OR ALUMINUM SHEET, .050 THICKNESS OR GREATER, OR SUITABLE PLASTIC, IS THE ONLY ACCEPTABLE MATERIAL FOR CAPPING, SEALING OR PROTECTING OPENINGS AND MACHINED SURFACES UNLESS OTHERWISE APPROVED BY THE BUYER. THE USE OF STYROFOAM PACKING AND YELLOW PLASTIC WRAPPING MATERIAL IS PROHIBITED.

EXCEPT AS NOTED ABOVE, THE SUPPLIERS' NORMAL COMMERCIAL PRESERVATION, PACKAGING AND PACKING SHALL BE SUFFICIENT IF IT:

(1) ENSURES ACCEPTANCE BY COMMON CARRIER AT LOWEST RATE, AND

(2) AFFORDS PROTECTION AGAINST DAMAGE DURING SHIPMENT.

EB ORIGINATED ORDERS ONLY:

NOTE: PACKAGING AND TRANSPORTATION INSTRUCTIONS FOR SHEET, PIPE AND TUBE SHIPPED TO QUONSET POINT, RI

NOTWITHSTANDING OTHER INSTRUCTIONS CONTAINED HEREIN, MATERIAL ON THIS ORDER IS TO BE PACKAGED TO FACILITATE FORKLIFT HANDLING. MAXIMUM LIFT WEIGHT IS NOT TO EXCEED TWO (2) TONS (4000 LBS.).

TRANSPORTATION IS TO BE MADE VIA FLATBED TRAILER ONLY. DELIVERIES MADE IN OPEN TOP OR CLOSED BOX TRAILERS MAY BE REFUSED.

EXEMPTION FROM THE FOREGOING INSTRUCTIONS MAY BE REQUESTED ON A CASE BASIS BY CONTACTING THE MANAGER OF MATERIAL CONTROL OR HIS DESIGNATE AT LEAST 24 HOURS PRIOR TO THE ANTICIPATED DELIVERY.
TELEPHONE: AREA CODE (401) 268-2367, 268-2473 OR 268-2647.

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S/C 60-29 (19) - QUALITY CONTROL REQUIREMENTS ELECTRIC BOAT CORPORATION SPECIFICATION 2678

TITLE: QUALITY CONTROL REQUIREMENTS ELECTRIC BOAT CORPORATION SPECIFICATION 2678

ALL MATERIAL DELIVERED UNDER THIS ORDER MUST BE PRODUCED IN ACCORDANCE WITH AND MEET THE REQUIREMENTS OF ELECTRIC BOAT CORPORATION SPECIFICATION 2678H.

NOTE: WHEREVER REFERENCE IS MADE TO NAVSEA 0900-070-6010, ALL REQUIREMENTS APPLICABLE TO BUYER SUPPLIERS ARE CONTAINED IN ELECTRIC BOAT SPECIFICATION 2678H. SUPPLIERS SHOULD NOT ATTEMPT TO OBTAIN A COPY OF NAVSEA 0900-070-

6010.

ALL REPAIR WELDING OF BASE MATERIALS SHALL BE ACCOMPLISHED IN ACCORDANCE WITH EB-4186 REVISION D.

****

S/C 60-58 (6) - VENDOR INSPECTION SYSTEM

THIS STANDARD CLAUSE IS IN THREE (3) PARTS. PART I IS APPLICABLE TO MANUFACTURERS. PART II IS APPLICABLE ONLY TO DISTRIBUTORS. PART III IS AN OPTION AVAILABLE TO PART I OR PART II SUPPLIERS. THE SELLER IS RESPONSIBLE TO ENSURE THAT THE INSPECTION SYSTEM EMPLOYED COMPLIES TO PART I, II, OR III, AS APPROPRIATE.

PART I, VENDOR INSPECTION SYSTEM: MIL-I-45208A AM 1

ALL MATERIAL DELIVERED ON THIS ORDER MUST BE PRODUCED WITHIN AN INSPECTION SYSTEM THAT COMPLIES WITH MIL-I-45208A AM 1. A QUALITY CONTROL PROGRAM MEETING MIL-Q-9858A AM 2 WILL BE CONSIDERED COMPLIANT WITH MIL-I-45208A AM 1. THE QUALITY CONTROL SYSTEM/PROGRAM IS SUBJECT TO REVIEW BY THE GOVERNMENT AND/OR THE BUYER.

PART II, QUALITY PROGRAM REQUIREMENTS FOR DISTRIBUTORS

THE FOLLOWING GUIDELINES REFLECT THE REQUIREMENTS INVOKED BY BUYER'S QUALITY PROCUREMENT PROGRAM AS APPLIED TO A DISTRIBUTOR. ADDITIONALLY, THE DISTRIBUTOR IS TO USE THESE GUIDELINES TO ASSURE THAT SUBTIER SUPPLIERS ARE FULFILLING THE REQUIREMENTS OF MIL-I-45208A AM 1.

1. THE MATERIALS AND SERVICES PRODUCED UNDER THE SCOPE OF THE PURCHASE ORDER MUST CONFORM TO THE REQUIREMENTS CONTAINED IN THESE GUIDELINES AND ANY APPENDICES INVOKED BY THE PURCHASE ORDER.

2. THE LIMITED REQUIRENENTS OF THESE GUIDELINES SHALL BE CONSI- DERED APPLICABLE TO YOU AS A DISTRIBUTOR. THE MORE STRINGENT REQUIREMENTS INVOKED BY MIL-I-45208A AM 1 SHALL BE CONSIDERED APPLICABLE TO THE ACTUAL MANUFACTURER OR MATERIAL PROCESSOR. MIL-I-45208A AM 1 SHALL BE INVOKED ON YOUR PURCHASE ORDERS TO SUBTIER MANUFACTURERS OR MATERIAL PROCESSORS FOR MATERIALS SUPPLIED TO THE BUYER.

3. ALL COMMUNICATIONS RELATED TO THESE GUIDELINES SHALL BE DIRECTED TO THE PURCHASING DEPARTMENT OF THE BUYER.

4. YOUR QUALITY SYSTEM IS SUBJECT TO "ON-SITE" EVALUATIONS BY

THE BUYER'S PERSONNEL. THIS EVALUATION WILL CONSIST OF AN ANALYSIS OF YOUR QUALITY PLANS, QUALITY MANUAL, AND PROCEDURES, ACTUAL PRACTICES, AND A SURVEY OF YOUR FACILITIES. EVALUATION MAY ALSO INCLUDE VERIFICATION OF THE IMPLEMENTATION AND EFFECTIVENESS OF CORRECTIVE AND PREVENTIVE ACTIONS.

5. ALTHOUGH YOU HAVE THE PRIMARY RESPONSIBILITY FOR ASSURING PRODUCT QUALITY AND MAINTAINING ADEQUATE CONTROL OF YOUR SUPPLIERS, YOUR SUPPLIERS' QUALITY SYSTEMS ARE ALSO SUBJECT TO "ON-SITE" SURVEY BY THE BUYER'S PERSONNEL. NORMALLY SUCH SURVEYS WILL BE CONDUCTED IN THE PRESENCE OF YOUR REPRESENTATIVE.

6. YOU SHALL IMPLEMENT AND MAINTAIN A QUALITY SYSTEM CAPABLE OF ASSURING THAT ALL FURNISHED ITEMS, MATERIAL, SUPPLIES AND SERVICES CONFORM TO ALL PURCHASE ORDER REQUIREMENTS. IF YOU MAKE USE OF MEASURING OR TEST EQUIPMENT DURING YOUR PRODUCT VERIFICATION PROGRAM, YOU SHALL PROVIDE FOR A MEANS OF CALIBRATION EQUIVALENT TO MIL-STD-45662 FOR ALL SUCH EQUIPMENT, AT ESTABLISHED INTERVALS AGAINST CERTIFIED STANDARDS TRACEABLE TO NATIONAL STANDARDS.

7. YOUR QUALITY SYSTEM SHALL BE DOCUMENTED AND SHALL BE AVAILABLE FOR REVIEW BY THE BUYER. THE QUALITY SYSTEM SHALL CONSIST OF COMPILATION OF YOUR PROCEDURES AND WORK INSTRUCTIONS, WHICH IMPLEMENT THE REQUIREMENTS OF THESE GUIDELINES. YOU SHALL RETAIN SUCH DOCUMENTATION AS RECORDS OF YOUR QUALITY SYSTEM AS REQUIRED ELSEWHERE IN THIS PURCHASE ORDER.

8. YOU MAY BE REQUIRED TO SUPPLY STATEMENTS OF CORRECTIVE ACTION AND PREVENTIVE ACTION RELATED TO NONCONFORMING MATERIALS OR QUALITY SYSTEM DEFICIENCIES. IN SUCH CASES, YOUR STATEMENTS ARE SUBJECT TO EVALUATION AND VERIFICATION BY THE BUYER.

9. THE PURCHASE ORDER MAY REQUIRE YOU TO FURNISH OBJECTIVE QUALITY EVIDENCE TO SUBSTANTIATE ITEM OR MATERIAL QUALITY. THIS OBJECTIVE QUALITY EVIDENCE MAY CONSIST OF MILL TEST RECORDS, INSPECTION AND/OR TEST RECORDS. SAID OBJECTIVE QUALITY EVIDENCE MAY BE REVIEWED AT YOUR FACILITY OR CERTAIN SELECTED DATA ITEMS MAY BE REQUIRED TO BE FORWARDED TO THE BUYER BY OTHER PROVISIONS OF THE PURCHASE ORDER. WHEN THE MATERIAL IS SHIPPED FROM YOUR FACILITY, YOU SHALL REVIEW FOR ADEQUACY AND OBJECTIVE QUALITY EVIDENCE OBTAINED FROM YOUR SUPPLIERS, BEFORE IT IS FORWARDED TO THE BUYER. WHEN MATERIAL IS DROP SHIPPED FROM YOUR SUPPLIER, YOU SHALL MAINTAIN SURVEILLANCE OVER THE OBJECTIVE QUALITY EVIDENCE TO THE BUYER.

10. YOU SHALL ENSURE THAT ALL MATERIALS PROCURED FROM YOUR SUPPLIERS MEET THE REQUIREMENTS OF THIS PURCHASE ORDER.

THE METHODS USED BY YOU TO FULFILL THIS RESPONSIBILITY SHALL BE DOCUMENTED AS PART OF YOUR QUALITY SYSTEM.

11. YOU SHALL PREPARE PROCEDURES FOR THE IDENTIFICATION AND CONTROL OF NONCONFORMING MATERIALS. SUCH MATERIALS SHALL BE DIVERTED FROM NORMAL MATERIAL MOVEMENT CHANNELS. ALL NON-CONFORMING AND DISCREPANT MATERIAL SHALL BE ADEQUATELY IDENTIFIED AND EVERY PRECAUTION TAKEN TO PRECLUDE ITS USE UNTIL DISPOSTION.

12. ALL MATERIAL SUPPLIED UNDER THIS ORDER IS SUBJECT TO INSPECTION UPON RECEIPT AT THE BUYER'S FACILITIES (OR AT PLACES OTHERWISE DESIGNATED) BY THE BUYER OR OUR AGENT AND BY THE GOVERMENT WHEN SO SPECIFIED. WHEN REJECTION OF ITEMS OR MATERIAL ON THIS ORDER OCCURS, EITHER AS A RESULT OF 100% INSPECTION OR STATISTICAL SAMPLING INSPECTION, INSPECTION MAY BE DISCONTINUED AND THE MATERIAL RETURNED TO YOU FOR CORRECTIVE ACTION. YOU ARE CAUTIONED IN SUCH CASES, NOT ONLY TO CORRECT CITED DISCREP-ANCIES, BUT TO PERFORM SUCH ADDITIONAL INSPECTION AND TESTS AS MAY BE REQUIRED TO PRECLUDE FUTURE REJECTIONS FOR OTHER

CAUSES.

13. YOU SHALL MAINTAIN OR HAVE MAINTAINED BY SUB-SUPPLIERS ALL TEST AND INSPECTION RECORDS, INCLUDING ALL REPORTS OF NON-CONFORMANCES, APPLICABLE TO MATERIAL SUPPLIED TO THE BUYER. THESE RECORDS SHALL INCLUDE VERIFICATION THAT ALL REQUIRED INSPECTIONS AND TESTS HAVE BEEN ACCOMPLISH-ED WITH THE SATISFACTORY RESULTS BY A QUALIFIED INDIVIDUAL. THESE RECORDS SHALL BE KEPT FOR A PERIOD OF SEVEN YEARS AFTER COMPLETION OF THIS PURCHSE ORDER AND SHALL BE MADE AVAILABLE TO THE BUYER WITHIN 36 HOURS UPON REQUEST.

AT THE OPTION OF THE SUPPLIER OR DISTRIBUTOR, ISO 9001:1994 OR ISO 9002:1994 QUALITY SYSTEM MODELS OR ISO 9001:2000 QUALITY MANAGEMENT SYSTEM MAY BE UTLILIZED IN LIEU OF MIL-I-45208A AM1,OR MIL-Q-9858A AM2, SUBJECT TO THE FOLLOWING ADDITIONAL REQUIREMENTS.

1) ADD TO 1994 QUALITY SYSTEM, PARAGRAPH 4.2.1, OR 2000 QUALITY MANAGEMENT SYSTEM, PARAGRAPH 4.1:

THE SUPPLIER SHALL PROVIDE AND MAINTAIN AN INSPECTION AND QUALITY SYSTEM THAT ENSURES THAT THE PRODUCT MEETS THE CONTRACT REQUIREMENTS AND THAT IS ACCEPTABLE TO CUSTOMER AND GOVERNMENT. THE SUPPLIER SHALL NOTIFY THE CUSTOMER IN WRITING OF ANY CHANGE, OTHER THAN EDITORIAL, TO THE QUALITY MANUAL.

2) ADD TO 1994 QUALITY PLANNING, PARAGRAPH 4.2.3 OR 2000 PLANNING

OF

PRODUCT REALIZATION, PARAGRAPH 7.1:

WHERE NOT OTHERWISE CONTRACTUALLY INVOKED, ALL SPECIFIED LIMITS FOR MACHINING SERVICES AND FOR DIMENSIONAL CONTROL OF DELIVERABLE PARTS AND ASSEMBLIES SHALL BE INTERPRETED AS ABSOLUTE LIMITS AS DEFINED BY ASTM E29, STANDARD PRACTICE FOR USING SIGNIFICANT DIGITS IN TEST DATA
TO DETERMINE COMPLIANCE WITH SPECIFICATIONS. UNLESS OTHERWISE SPECIFIED IN THE CONTRACT, FOR ALL OTHER OBSERVED, MEASURED OR CALCULATED PRODUCT CHARACTERISTICS (E.G. FOR MATERIAL SUPPLIERS, MATERIAL DISTRIBUTORS, SERVICES OTHER THAN MACHINING) SPECIFIED LIMITS SHALL BE INTERPRETED USING ROUND-OFF METHOD AS DEFINED BY ASTM E29.

3) ADD TO 1994 STATISTICAL TECHNIQUES, PARAGRAPH 4.20.2 OR 2000 MEASUREMENT, ANALYSIS, AND IMPROVEMENT GENERAL, PARAGRAPH 8.1:
STATISTICAL TECHNIQUES OR SAMPLING INSPECTION PROCEDURES USED FOR PRODUCT ACCEPTANCE SHALL BE SUBJECT TO APPROVAL BY THE CUSTOMER.

4) ADD TO 1994 CONTROL OF QUALITY RECORDS, PARAGRAPH 4.16 OR 2000 MONITORING AND MEASUREMENT OF PRODUCT, PARAGRAGH 8.2.4:

WHEN SIGNATURES ARE REQUIRED BY CONTRACT AND WILL BE PROVIDED ELECTRONICALLY, PROTECTION FROM UNAUTHORIZED CHANGES OF RECORDED DATA
SHALL BE PROVIDED.

5) ADDITIONALLY, IF GOVERNMENT SOURCE INSPECTION IS REQUIRED ELSEWHERE IN THIS ORDER AND THE SUPPLIER UTILIZES AN ISO 9001 OR 9002 QUALITY SYSTEM, THE FOLLOWING MODIFICATIONS TO THE ISO STANDARDS APPLY:

A) WHEN, UNDER AUTHORIZATION OF THE GOVERNMENT REPRESENTATIVE, COPIES OF THE PURCHASING DOCUMENT ARE TO BE FURNISHED DIRECTLY BY THE SUBCONTRACTOR OR SUPPLIER TO THE GOVERNMENT REPRESENTATIVE AT HIS FACILITY RATHER THAN THROUGH GOVERNMENT CHANNELS, THE SUPPLIER SHALL
ADD TO HIS PURCHASING DOCUMENT A STATEMENT SUBSTANTIALLY AS FOLLOWS:

"ON RECEIPT OF THIS ORDER, PROMPTLY FURNISH A COPY TO THE GOVERNMENT
REPRESENTATIVE WHO NORMALLY SERVICES YOUR PLANT. IN THE EVENT THE REPRESENTATIVE OR OFFICE CANNOT BE LOCATED, OUR PURCHASING AGENT SHOULD BE NOTIFIED IMMEDIATELY."

ALL DOCUMENTS AND REFERENCED DATA FOR PURCHASES APPLYING TO A GOVERNMENT CONTRACT SHALL BE AVAILABLE FOR REVIEW BY THE GOVERNMENT REPRESENTATIVE TO DETERMINE COMPLIANCE WITH THE REQUIREMENTS FOR

CONTROL OF SUCH PURCHASES. COPIES OF PURCHASING DOCUMENTS REQUIRED

FOR GOVERNMENT INSPECTION PURPOSES SHALL BE FURNISHED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE GOVERNMENT REPRESENTATIVE.

B) ADD TO 1994 INSPECTION AND TESTING, PARAGRAPH 4.10.1 OR 2000 MONITORING AND MEASUREMENT OF PRODUCT, PARAGRAPH 8.2.4:

WHEN REQUIRED, THE SUPPLIER'S MEASURING AND TESTING EQUIPMENT SHALL BE MADE AVAILABLE FOR USE BY THE GOVERNMENT REPRESENTATIVE TO DETERMINE CONFORMANCE OF PRODUCT WITH CONTRACT REQUIREMENTS. IN ADDITION, IF CONDITIONS WARRANT, SUPPLIER'S PERSONNEL SHALL BE MADE AVAILABLE FOR OPERATION OF SUCH DEVICES AND FOR VERIFICATION OF THEIR ACCURACY AND CONDITION.

C) ADD TO 1994 RECEIVING INSPECTION AND TESTING, PARAGRAPH 4.10.2.1 OR 2000 VERIFICATION OF PURCHASED PRODUCT, PARAGRAPH 7.4.3:

THE SUPPLIER SHALL MAKE AVAILABLE TO THE GOVERNMENT REPRESENTATIVE REPORTS OF ANY NONCONFORMANCE FOUND ON GOVERNMENT SOURCE INSPECTED SUPPLIES AND SHALL (WHEN REQUESTED) REQUIRE THE SUPPLIER TO COORDINATE WITH HIS GOVERNMENT REPRESENTATIVE ON CORRECTIVE ACTION.

CERTIFICATION AND REPRESENTATIONS

Offeror must complete the following certifications as are applicable as shown below

I. NO EXCEPTIONS

A. ☒ Offeror certifies that his quotation is in strict conformance with the Technical Requirements of the Request for Quotation and no exceptions are taken.

☐ Exceptions are taken and are specified in the attached letter.

B. ☒ Offeror certifies that he takes no exception to the Contractual Requirements as specified in this Request for Quotation and in the Conditions of Purchase applicable to the resulting purchase order.

☐ Exceptions are taken and are specified in the attached letter.

II. PRICING BASIS

Check answer that is applicable:

☒ Pricing is on an individual line item basis and Offeror will accept an order for any or all of the items at the prices quoted.

☐ Pricing is on a total order basis and Offeror will only accept an order for all the items quoted.

☐ Pricing is on an individual item basis but Offeror will extend an additional discount of % if all the items in the quotation are ordered.

☐ Other ______________________________

III. EQUAL EMPLOYMENT OPPORTUNITY

(If Offeror's bid in excess of $10,000, the following provisions apply)

1. Representations

a. Previous Contracts and Compliance Reports (Offeror must check appropriate entries) (FAR 52.222-22 (4/84)).

The Bidder or Offeror represents that it ☒ has, ☐ has not, participated in a previous contract or subcontract subject either to the Equal Opportunity clause herein or the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114; that it ☒ has, ☐ has not, filed all required compliance reports; and that representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained prior to subcontract awards. (The above representation needed not be submitted in connection with Offeror's contracts or subcontracts which are exempt from the clause).

b. Affirmative Action Compliance (FAR 52.222-25 (4/84))

The Bidder, or Offeror, represents that (1) it ☒ has developed and has on file, ☐ has not developed and does not have on file, at each establishment, Affirmative Action Programs required by the Rules and Regulations of the Secretary of Labor, 41 CFR 60-1 and 60-2, or (2) he ☐ has not previously had contracts subject to the written Affirmative Action Programs required of the Rules and Regulations of the Secretary of Labor.

III. EQUAL EMPLOYMENT OPPORTUNITY (Continued)

c. Certification of Nonsegregated Facilities (FAR 52.222–21 (4/84) Modified)

(a) "Segregated facilities," as used in this certification means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

(b) By the submission of this bid or acceptance of this Purchase Order, the Offeror or Seller certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The Offeror or Seller agrees that a breach of this certification is a violation of the Equal Opportunity clause in the Purchase Order/proposed Purchase Order.

(c) The Offeror or Seller further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will –

(1) Obtain identical certifications from proposed subcontractors before the award of subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity clauses;

(2) Retain the certifications in its files; and

(3) Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for specific time periods):

NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES.

A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually).

NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.

2. Pre-Award Compliance Review (FAR 52.222–24 (4/84) partial)

If Offeror's bid is for $1,000,000 or more, Offeror is advised that an award in the amount of $1,000,000 or more will not be made under this solicitation unless the Bidder or Offeror is found, on the basis of a compliance review, to be able to comply with the provisions of the Equal Opportunity clause of this solicitation.

IV. CLEAN AIR AND WATER CERTIFICATION (FAR 52.223–1 (4/84))

Applicable if: (a) the bid or offer exceeds 100,000; (b) the Buyer has determined that orders under an indefinite quantity Purchase Order in any year will exceed $100,000; or (c) a facility to be used has been the subject of a conviction under the applicable portion of the Air Act (42 U.S.C. 7413 (c) (1)) or the Water Act (33 U.S.C. 1319(c)) and is listed by the Environmental Protection Agency (EPA) as a violating facility; and is not otherwise exempt.

The Bidder or Offeror certifies that –

(a) Any facility to be used in the performance of this proposed order is ☐, is not ☒ listed on the Environmental Protection Agency (EPA) List of Violating Facilities;

(b) It will immediately notify the Buyer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that it proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

(c) It will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

V. GOVERNMENT APPROVED PROPERTY CONTROL SYSTEM

(Applicable if Electric Boat Corporation or U.S. Government property is to be furnished to the Seller).

Offeror or Seller certifies that it has ☒, does not have ☐, a Government approved system for control of Government property within its plant. (If Offeror has a Government approved system, it should forward a copy of the approval letter from the Government Agency with its quotation.)

VI. USE OF GOVERNMENT OWNED FACILITIES (Applicable to all RFQ's)

Offeror certifies that:

U.S. Government-owned facilities or equipment will ☐ will not ☒ be used in the accomplishment of the tasks covered by this Request for Quotation, and detailed information regarding the facilities and/or equipment involved is included in this bid or offer.

VII. AUDIT

An audit may be required to verify the information given in your pricing proposal. Please check the applicable blocks.

☒ Offeror agrees to allow an audit by the Electric Boat Corporation Subcontract Audit Department.

☐ Other and Explanation ______________________________

VIII. SUBCONTRACTS (Applicable to RFQ's if Seller's quotation exceeds $500,000)

1. Are there any lower-tier subcontracts in excess of $500,000? Yes ☐ No ☒ (If yes, list below.)
2. Are there any large business lower-tier subcontracts in excess of $500,000? Yes ☐ No ☒

If yes, give names of prospective subcontractors and flow down the Small Business and Small Disadvantaged Business Subcontracting Plan requirements.

NAME OF PROSPECTIVE SUBCONTRACTOR	MATERIAL	ESTIMATED AMOUNT	COMPETITIVE BIDS Yes	COMPETITIVE BIDS No
			☐	☐
			☐	☐

IX. CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (FAR 52.209–5 (5/89))

(Applicable if Seller's offer or bid exceeds or is expected to exceed $25,000.)

(a)(1) The Offeror certifies, to the best of its knowledge and belief, that –

(i) The Offeror and/or any of its Principals --

(A) Are ☐ are not ☒ presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

(B) Have ☐ have not ☒ within a three-year period preceding this offer, been convicted of or had a civil judgement rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

PO/RFQ NO. S1210030

(C) Are ☐ are not ☒ presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

(ii) The Offeror has ☐ has not ☒ within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

(b) The Offeror shall provide immediate written notice to the Buyer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by Buyer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which Buyer will rely if and when making an award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Buyer, the Buyer may terminate the contract resulting from this solicitation for default.

X. SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED BUSINESS REPRESENTATION:

The supplier, by checking the applicable box, certifies and represents that it:

(a) (X) is, ( ) is not a small business concern as defined in FAR 52.219-1,

(b) ( ) is, ( ) is not a small disadvantaged business concern as defined in DFARS 252.219-7000,

(c) ( ) is, ( ) is not a women-owned small business concern as defined in FAR 52.219-1.

NOTICE: In accordance with FAR 52.219-9(e)(4), there are "penalties and remedies for misrepresentations of business status as a small, small disadvantaged or women-owned small business for the purpose of obtaining a subcontract that is to be included as part or all of a goal contained in the Contractor's subcontracting plan."

XI. CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (FAR 52.203-2 (4/85))

(a) The Bidder or Offeror certifies that --

(1) The prices in this bid or offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other Bidder or Offeror or Competitor relating to (i) those prices, (ii) the intention to submit a bid or offer, or (iii) the methods or factors used to calculate the prices offered;

(2) The prices in this bid or offer have not been and will not be knowingly disclosed by the Bidder or Offeror, directly or indirectly, to any other Bidder or Offeror or Competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

(3) No attempt has been made or will be made by the Bidder or Offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

(b) Each signature on the offer and this certification is considered to be a certification by the signatory that the signatory --

(1) Is the person in the Bidder's or Offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

(2) (i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above ______________________

(insert full name of person(s) in the Offeror's organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the Offeror's organization);

(ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and

(iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

(c) If the Bidder or Offeror deletes or modifies subparagraph (a)(2) above, the Bidder or Offeror must furnish with its bid or offer a signed statement setting forth in detail the circumstances of the disclosure.

XII. CONTINGENT FEE REPRESENTATION AND AGREEMENT (FAR 52.203-4 (4/84))

(a) *Representation.* The Bidder or Offeror represents that, except for full-time bona fide employees working solely for the Offeror, the Bidder or Offeror -- (Note: The Offeror must check the appropriate boxes. For interpretation of the representation, including the term "bona fide employee," see Subpart 3.4 of the Federal Acquisition Regulation.)

(1) has ☐ has not ☒ employed or retained any person or company to solicit or obtain this contract; and

(2) has ☐ has not ☒ paid or agreed to pay to any person or company employed or retained to solicit or obtain this contract any commission, percentage, brokerage, or other fee contingent upon or resulting from the award of this contract.

(b) *Agreement.* The Bidder or Offeror agrees to provide information relating to the above Representation as requested by the Buyer and, when subparagraph (a)(1) or (a)(2) is answered affirmatively, to promptly submit to the Buyer --

(1) A completed Standard Form 119, Statement of Contingent or Other Fees, (SF 119); or

(2) A signed statement indicating that the SF 119 was previously submitted to the Buyer including the date and applicable solicitation or contract number, and representing that the prior SF 119 applies to this offer or quotation.

XIII. REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY (FAR 52.203-8 (11/90))

(This certification is to be executed by the officer or employee responsible for this bid or offer if the aggregate value of this bid or offer, including all options, exceeds $100,000.)

(a) Definitions. The definitions at FAR 3.104-4 are hereby incorporated in this provision.

(b) Certifications. As required in paragraph (c) of this provision, the officer or employee responsible for this offer shall execute the following certification:

CERTIFICATE OF PROCUREMENT INTEGRITY

(1) I, (Ken Myers), am the officer or employee responsible for the preparation of this offer and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (solicitation number).

(2) As required by subsection 27(e)(1)(B) of the Act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of (Name of Offeror) RANOR INC. who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

(3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity (Continuation Sheet), ENTER NONE IF NONE EXIST) NONE

(4) I agree that, if awarded a contract under this solicitation, the certifications required by subsection 27(e)(1)(B) of the Act shall be maintained in accordance with paragraph (f) of this provision.
(Signature of the officer or employee responsible for the offer and date) Ken Myers
(Typed name of the officer or employee responsible for the offer)

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991. THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

Provisions contained in FAR 52.203-8 (11/90) paragraphs (c) through (g) are incorporated by reference herein if this is a procurement using sealed bidding procedures exceeding $100,000.

Provisions contained in FAR 52.203-8 (11/90) ALT I (9/90) are incorporated by reference herein if this is a procurement using other than sealed bidding procedures exceeding $100,000.

Certifications made in this form are material representations of fact upon which reliance will be placed in awarding a contract.

By signing below, the individual executing this certificate also certifies that he/she is duly authorized to sign this document on behalf of the company and that to the best of his/her knowledge, the information given above is current, accurate, and complete as of the date of the submittal of the attached quotation.

SIGNATURE: Ken Myers		TITLE: Sales Engineer	FIRM: RANOR INC.
DATE: 11-6-06	BIDDER'S QUOTE NO.	RFQ NO. S1210030	TELEPHONE NO: Area 978-874-0591
Vendor Note: Include Descriptive Literature in duplicate and published price list with your quotation (if applicable)			

84-01-0751 (D330) Rev 11/99